SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: AdvancePierre Foods Holdings
Date of Purchase: 7/15/2016
Amount of Purchase: $717,234
Purchase price: $21.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Catalent Inc
Date of Purchase: 9/6/2016
Amount of Purchase: $193,161
Purchase price: $23.85
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: PDC Energy Inc
Date of Purchase: 9/9/2016
Amount of Purchase: $352,935
Purchase price: $63.25
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series SMID Cap Growth Fund
Security: Elf Beauty Inc
Date of Purchase: 9/22/2016
Amount of Purchase: $680,000
Purchase price: $17.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series Small Cap Value Fund
Security: RSP Permian Inc
Date of Purchase: 10/13/2016
Amount of Purchase: $265,252
Purchase price: $39.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: SM Energy Co
Date of Purchase: 12/2/2016
Amount of Purchase: $476,978
Purchase price: $38.25
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Callon Petroleum Co
Date of Purchase: 12/14/2016
Amount of Purchase: $406,556
Purchase price: $16.40
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Large Core Growth Fund
Security: Camping World Holdings Inc
Date of Purchase: 10/7/2016
Amount of Purchase: $8,800,000
Purchase price: $22.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series Large Core Growth Fund
Security: Extraction Oil & Gas Inc
Date of Purchase: 10/12/2016
Amount of Purchase: $6,175,000
Purchase price: $19.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Camping World Holdings Inc
Date of Purchase: 10/7/2016
Amount of Purchase: $8,800,000
Purchase price: $22.00
Affiliated Underwriter: Wells Capital Management

Fund: Penn Series SMID Cap Growth Fund
Security: Extraction Oil & Gas Inc
Date of Purchase: 10/12/2016
Amount of Purchase: $6,175,000
Purchase price: $19.00
Affiliated Underwriter: Wells Capital Management